UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

APPLE HOSPITALITY REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-37389	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Apple Hospitality REIT, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 5.02, 8.01 and 9.01 of Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Rachael Rothman, the Company’s Executive Vice President and Chief Financial Officer, resigned from all positions she held with the Company, effective December 6, 2019. Ms. Rothman’s resignation from the Company is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with her separation, the Company and Ms. Rothman entered into a separation and general release agreement dated December 5, 2019 (“Separation Agreement”). Under the terms of the Separation Agreement, subject to Ms. Rothman not revoking the Separation Agreement during the seven-day revocation period beginning on the date she signed the Separation Agreement, Ms. Rothman will receive: (i) a payment of one year’s base salary and one year’s total target incentive compensation and (ii) payments that would have been earned and vested as of December 31, 2019 under the Company’s 2019 Executive Incentive Plan, which is expected to be determined in March 2020, in each case, less applicable taxes and withholdings. Pursuant to the Separation Agreement, effective December 6, 2019, Ms. Rothman also resigned from all of the offices, directorships, appointments and other positions she held with the Company’s subsidiaries and affiliates. The Separation Agreement provides a general release and waiver of claims against the Company, its subsidiaries, affiliates and employees from Ms. Rothman. The foregoing summary is not complete and is qualified in its entirety by reference to the copy of the Separation Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Effective with Ms. Rothman’s resignation on December 6, 2019, the Company’s Board of Directors appointed Bryan Peery, the Company’s Executive Vice President, Chief Accounting Officer and Treasurer, to the role of Executive Vice President, Chief Financial Officer and Treasurer, with no change in his compensation arrangements. Mr. Peery, age 55, previously served in this capacity from the Company’s inception in 2007 until June 30, 2019. In March of 2019, Mr. Peery informed the Company of his intention to retire from his positions with the Company in the first quarter of 2020, however Mr. Peery has agreed to remain with the Company, as necessary, beyond March of 2020 to provide for an orderly transition of his responsibilities. Additional information about Mr. Peery is available in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2019.

Item 8.01. Other Events.

On December 6, 2019, the Company issued a press release announcing Ms. Rothman’s resignation from the Company and the appointment of Bryan Peery as Executive Vice President and Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties; the ability of the Company to implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust (“REIT”). Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission, including but not limited to, those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Any forward-looking statement that the Company makes speaks only as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

10.1	Separation Agreement and General Release, dated as of December 5, 2019, by and between Apple Hospitality REIT, Inc. and Rachael Rothman.

99.1	Press Release dated December 6, 2019

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight President and Chief Executive Officer

December 6, 2019